UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

March 8, 2004
Date of Report (Date of earliest event reported)

NEUROGEN CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	0-18311 (Commission File Number)	22-2845714 (I.R.S. Employer Identification No.)

35 Northeast Industrial Road
Branford, Connecticut 06405
(Address of principal executive offices) (Zip Code)

(203) 488-8201
(Registrant's telephone number, including area code)

None
(Former name or former address, if changed since last report)

Item 12.	Results of Operations and Financial Condition

On March 8, 2004, Neurogen Corporation announced financial results for the fourth quarter and year ended December 31, 2003. Furnished as Exhibit 99.1 and incorporated herein by reference is a press release by Neurogen Corporation announcing its 2003 financial results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEUROGEN CORPORATION (Registrant)
By: s/ STEPHEN R. DAVIS
Name: Stephen R. Davis
Dated: March 8, 2004	Title: Executive Vice President and Chief Business Officer

EXHIBIT INDEX

Exhibit No.	Exhibit

99.1	Press release, dated March 8, 2004 (furnished pursuant to Item 12).